SUB-ITEM 77Q1(a)(1)

                                  MFS SERIES TRUST II

The Trust's Amended and Restated Declaration of Trust dated January 1, 2002 was contained in MFS Series Trust II (File Nos. 33-7637 and 811-4775) Post-Effective Amendment No. 31 filed with the Securities and Exchange Commission via EDGAR on March 28, 2002. Such document is incorporated herein by reference.